Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On April 11, 2018, Wright Investors’ Service Holdings, Inc., a Delaware corporation (the “Company”), Khandwala Capital Management, Inc., a Connecticut corporation (“Purchaser”), and Amit S. Khandwala (“ASK”) entered into a Stock Purchase Agreement (the “Agreement”).  Pursuant to the Agreement, upon the terms and subject to the satisfaction or waiver of the conditions therein, the Company agreed to sell, and Purchaser agreed to purchase for cash (the “Sale”), all of the issued and outstanding stock of the Company’s wholly-owned subsidiary, The Winthrop Corporation (“Winthrop”).  The purchase price (the “Purchase Price”) for the Stock is $6.0 million. The Sale was subject to the approval of the stockholders of the Company, which was received on July 16, 2018 at the annual meeting of stockholders of the Company.  On July 17, 2018 the Company completed the Sale of Winthrop.

The following unaudited pro forma financial information should be read in conjunction with the related notes and with the Company’s historical consolidated financial statements for the years ended December 31, 2017 and December 31, 2016, and for the three months ended March 31, 2018 and 2017, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

The unaudited pro forma financial information is derived from the Company’s historical financial statements, adjusted to reflect the Sale as if it had occurred at the end of the most recent period for which the balance sheet is presented, March 31, 2018, and includes adjustments which give effect to (i) events that are directly attributable to the Sale and factually supportable, regardless of whether they have a continuing impact or are nonrecurring. The pro forma statements of income are prepared based on the Company’s historical statements and adjusted as if the Sale occurred on the first day of each period presented and include adjustments which give effect to the events that are (i) directly attributable to the Sale, (ii) expected to have a continuing impact on the Company, and (iii) factually supportable.

The unaudited pro forma financial information is presented for informational purposes only, is based upon estimates by the Company’s management and is not intended to be indicative of actual results of operations or financial position that would have been achieved had the transaction been consummated as of the beginning of each period indicated above or as of March 31, 2018, nor does it purport to indicate results which may be attained in the future.

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2018
(unaudited)
(in thousands, except per share amounts)
		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$570	$(570)	$-	$-
Other investment advisory services	603	(603)	-	-
Financial research and related data	216	(216)	-	-
	1,389	(1,389)	-	-
Expenses
Compensation and benefits	859	(681)		178
Other operating	782	(487)	44 (i)	339
Transaction costs	132	-	-	132
	1,773	(1,168)	44	649

Operating loss	(384)	(221)	(44)	(649)
Interest expense and other loss, net	(20)	23		3
Loss before income taxes	(404)	(198)	(44)	(646)
Income tax expense	(13)	-	-	(13)
Net loss	$(417)	$(198)		$(659)
Basic and diluted net loss per share	$(0.02)			$(0.03)

Weighted average common shares outstanding:

Basic and diluted	19,378			19,378

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2017
(unaudited)
(in thousands, except per share amounts)
		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$492	$(492)	$-	$-
Other investment advisory services	669	(669)	-	-
Financial research and related data	183	(183)	-	-
	1,344	(1,344)	-	-
Expenses
Compensation and benefits	917	(802)	-	115
Other operating	791	(472)	44 (i)	363
	1,708	(1,274)	44	478

Operating loss	(364)	(70)	(44)	(478)
Interest expense and other income (loss), net	(26)	27	-	1
Loss before income taxes	(390)	(43)	(44)	(477)
Income tax expense	(12)	-	-	(12)
Net loss	$(402)	$(43)		$(489)
Basic and diluted net loss per share	$(0.02)			$(0.03)

Weighted average common shares outstanding:

Basic and diluted	19,137			19,137

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017
(unaudited)
(in thousands, except per share amounts)
		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$2,213	$(2,213)	$-	$-
Other investment advisory services	2,387	(2,387)	-	-
Financial research and related data	812	(812)	-	-
	5,412	(5,412)	-	-
Expenses
Compensation and benefits	3,364	(2,896)	-	468
Other operating	3,338	(2,032)	177 (i)	1,483
	6,702	(4,928)	177	1,951

Operating income	(1,290)	(484)	(177)	(1,951)
Interest expense and other income (loss), net	(96)	105	-	9
Loss before income taxes	(1,386)	(379)	(177)	(1,942)
Income tax benefit	96	-	-	96
Net loss	$(1,290)	$(379)		$(1,846)
Basic and diluted net loss per share	$(0.07)			$(0.10)

Weighted average common shares outstanding:

Basic and diluted	19,216			19,216

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(unaudited)
(in thousands, except per share amounts)

		Winthrop	Pro Forma	Pro Forma
	Historical	adjustment	adjustment	Statement
	Consolidated	inc / (dec)	inc / (dec)	of Operations
Revenues
Investment management services	$2,240	$(2,240)	$-	$-
Other investment advisory services	2,765	(2,765)	-	-
Financial research and related data	706	(706)	-	-
	5,711	(5,711)	-	-
Expenses
Compensation and benefits	3,745	(3,322)	-	423
Other operating	3,650	(2,341)	177 (i)	1,486
	7,395	(5,663)	177	1,909

Operating income	(1,684)	(48)	(177)	(1,909)
Share of loss from Investment in LLC	(294)			(294)
Interest expense and other income (loss), net	(100)	81	-	(19)
Income (loss) before income taxes	(2,078)	33	(177)	(2,222)
Income tax expense	(54)	-	-	(54)
Net income (loss)	$(2,132)	$33		$(2,276)
Basic and diluted net loss per share	$(0.11)			$(0.12)

Weighted average common shares outstanding:

Basic and diluted	19,085			19,085

Pro forma adjustments include:

(i)          Add back to Other operating expenses for the portion of rent and facility costs currently incurred by Winthrop

WRIGHT INVESTORS' SERVICE HOLDINGS INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
For the three months ended March 31, 2018
(unaudited)
(in thousands)

		Winthrop	Pro Forma		Pro Forma
	Historical	adjustment	adjustment		Balance
	Consolidated	inc / (dec)	inc / (dec)		Sheet
Assets
Current assets
Cash and cash equivalents	$5,681	$(638)	$6,000	(i)	$11,184
			141	(ii)
Accounts receivable	161	(161)	-		-
Income tax receivable	148	-	-		148
Prepaid expenses and other current assets	363	(287)	-		76
Total current assets	6,353	(1,086)	6,141		11,408
Property and equipment, net	87	(87)	-		-
Intangible assets, net	1,519	(1,519)	-		-
Goodwill	3,364	(3,364)	-		-
Investment in undeveloped land	355	-	-		355
Other assets	108	(50)	-		58
Total assets	$11,786	$(6,106)	$6,141		$11,821

Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$628	$(493)	$-		$135
Deferred revenue	10	(10)	-		-
Income taxes payable	43	(12)	-		31
Due to parent	-	(141)	141	(ii)	-
Current portion of officers retirement bonus liability	165	(165)	-		-
Total current liabilities	846	(821)	141		166

Officers retirement bonus liability, net of current portion	447	(447)	-		-
Total liabilities	1,293	(1,268)	141		166

Stockholders’ equity	10,493	(4,838)	6,000	(iii)	11,655

Total liabilities and stockholders’ equity	$11,786	$(6,106)	$6,141		$11,821

Pro forma adjustments include:

(i)	Stock purchase price of $6 million
(ii)	Estimated amount owed by Winthrop to the Company, required to paid at closing
(iii)	Represents the increase in equity as a result of the sale of Winthrop